UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 3, 2009
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PharmaNet Development Group, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware (State or Other Jurisdiction of Incorporation)	001-16119 (Commission File Number)	59-2407464 (IRS Employer Identification No.)
504 Carnegie Center, Princeton, NJ 08540
(Address of Principal Executive Offices) (Zip Code)
(609) 951-6800
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01.	Entry into a Material Definitive Agreement.
     On February 3, 2009, PharmaNet Development Group, Inc., a Delaware corporation (“PharmaNet” or the “Company”), JLL PharmaNet Holdings, LLC (“JLL”) and PDGI Acquisition Corp., a newly formed, wholly-owned subsidiary of JLL (“Purchaser”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Purchaser will commence a cash tender offer (the “Offer”) to acquire all of the outstanding shares of common stock of the Company (“Shares”) at a price per share equal to $5.00 (the “Offer Price”). Following the consummation of the Offer, Purchaser will merge with and into the Company (the “Merger”), and all Shares not acquired in the Offer will be converted into the right to receive the Offer Price (other than Shares held by the Company’s holders who have properly exercised their dissenters’ rights under Section 262 of the Delaware General Corporation Law). The Merger Agreement contains customary representations, warranties and covenants by the parties. The Company has also agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire the Company and to certain restrictions on its ability to respond to such proposals. The Merger Agreement also includes customary termination provisions for the Company and JLL and provides that, in connection with the termination of the Merger Agreement under specified circumstances, the Company will be required to pay JLL a termination fee of $6 million, plus documented fees up to $3 million related to the transaction and incurred by JLL or Purchaser.
     JLL agreed that Purchaser would commence the Offer as promptly as reasonably practicable after the date of the Merger Agreement and in any event within seven business days after the date of the Merger Agreement, and the Offer will remain open for 20 business days, subject to extensions in certain instances. The obligation to accept for payment and pay for the Shares tendered in the Offer is subject to customary conditions, including, among other things: (1) the tender of a majority of the total number of outstanding Shares, on a fully diluted basis, (2) the absence of injunctions prohibiting the Offer or the Merger, (3) the expiration or termination of any waiting period (and any extensions thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (4) the accuracy of the representations of the Company, (5) compliance with covenants by the Company and (6) since the date of the Merger Agreement, no circumstance(s) have occurred, which has had or would be reasonably expected to have, individually or in the aggregate, a material adverse effect with respect to the business, results of operation or financial condition of the Company and its subsidiaries, taken as a whole.
     In the Merger Agreement, the Company granted to Purchaser an irrevocable option (the “Top-Up Option”), exercisable once upon the terms and subject to the conditions set forth in the Merger Agreement, to purchase at the Offer Price an aggregate number of Shares (the “Top-Up Shares”) that, when added to the number of Shares held of record by JLL and Purchaser at the time of such exercise, constitute at least one Share more than 90% of the Shares then outstanding on a fully diluted basis; provided, however, that in no event will the Top-Up Option be exercisable for a number of Shares in excess of the number of authorized but unissued Shares as of immediately prior to the issuance of the Top-Up Shares (giving effect to Shares reserved for issuance under the Company’s Amended and Restated 1999 Stock Option Plan and the 2008 Incentive Compensation Plan and, to the extent required by the Company’s 2.25% Convertible Senior Notes Due 2024 (the “Convertible Notes”), the Shares reserved for issuance under the

Convertible Notes, as if such Shares were outstanding); provided further, that the Top-Up Option will terminate upon the earlier of: (x) the fifth business day after the later of (1) the expiration date of the Offer and (2) the expiration of any “subsequent offering period”; and (y) the termination of the Merger Agreement in accordance with its terms.
     Pursuant to the Merger Agreement, within thirty days after the Purchaser first accepts for payment Shares tendered and not properly withdrawn pursuant to the Offer, the Company will mail, or cause to be mailed, notice of the acceptance of, and payment for, Shares pursuant to the Offer as a “Fundamental Change” to each holder of record of the Convertible Notes in accordance with the terms of the Convertible Notes and each of the instruments and other documents governing the Convertible Notes, including that certain Indenture dated as of August 11, 2004 between the Company and U.S. Bank National Association (as successor-in-interest to Wachovia Bank, N.A.), as trustee (the “Indenture”), and the Company will repurchase the Convertible Notes from each holder of any Convertible Notes that exercises the Fundamental Change Repurchase Right (as defined in the Convertible Notes) in accordance with the terms of the Convertible Notes, the Indenture and each of the instruments and other documents governing the Convertible Notes.
     The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this report and is incorporated in this report by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Purchaser or JLL. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by the Company to JLL and Purchaser in connection with the signing of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Company and JLL and Purchaser, rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about the Company, JLL or Purchaser.
     The Company and Purchaser issued a joint press release on February 3, 2009 announcing the execution of the Merger Agreement. A copy of the press release is included as Exhibit 99.1 to this report and is incorporated in this report by reference.

Item 3.03.	Material Modification of Rights of Securityholders.
     On February 2, 2009, prior to the execution of the Merger Agreement, the Board of Directors of the Company approved an Amendment (the “Amendment”) to the Rights Agreement, dated as of December 21, 2005 between the Company (formerly SFBC International, Inc.) and American Stock Transfer & Trust Company (as successor-in-interest to Wachovia Bank, N.A.), as rights agent (the “Rights Agreement”). The Amendment, among other things, renders the Rights Agreement inapplicable to the Merger, the Merger Agreement, and the transactions contemplated thereby. In addition, the Amendment provides that neither JLL,

Purchaser, nor any of their affiliates or associates will become an “Acquiring Person” or a “Beneficial Owner” (as such terms are defined in the Rights Agreement), and a Distribution Date and Stock Acquisition Date (as such terms are defined in the Rights Agreement) will not be deemed to have occurred, as a result of the announcement of the Merger, the execution of the Merger Agreement, or the consummation of the Merger or of the other transactions contemplated by the Merger Agreement. The Amendment also provides that the Rights Agreement will terminate at the effective time of the Merger.
     The foregoing description of the Amendment does not purport to be complete and is qualified by reference to the Amendment, a copy of which is filed as Exhibit 4.1 and is incorporated herein by reference.
NOTICES
Important Information About the Tender Offer
     This report and the description contained herein are for informational purposes only and are not an offer to purchase or a solicitation of an offer to sell securities of the Company. The Offer described herein has not yet been commenced. At the time the Offer is commenced, JLL and its wholly-owned subsidiary intend to file a tender offer statement on a Schedule TO containing an offer to purchase, a letter of transmittal and other related documents with the Securities and Exchange Commission. At the time the Offer is commenced, the Company intends to file with the Securities and Exchange Commission a solicitation/recommendation statement on Schedule 14D-9 and, if required, will file a proxy statement or information statement with the Securities and Exchange Commission in connection with the Merger, the second step of the transaction, at a later date. Such documents will be mailed to stockholders of record and will also be made available for distribution to beneficial owners of common stock of the Company. The solicitation of offers to buy common stock of the Company will only be made pursuant to the offer to purchase, the letter of transmittal and related documents. Stockholders are advised to read the offer to purchase and the letter of transmittal, the solicitation/recommendation statement, the proxy statement, the information statement and all related documents, if and when such documents are filed and become available, as they will contain important information about the Offer and proposed Merger. Stockholders can obtain these documents when they are filed and become available free of charge from the Securities and Exchange Commission’s website at www.sec.gov, or from the information agent JLL selects. In addition, copies of the solicitation/recommendation statement, the proxy statement and other filings containing information about the Company, the Offer and the Merger may be obtained, if and when available, without charge, by directing a request to PharmaNet Development Group, Inc., Attention: Anne-Marie Hess, Vice President, Investor Relations, at 504 Carnegie Center, Princeton, New Jersey 08540, or on the Company’s corporate website at www.pharmanet.com.
Forward Looking Statements
     Certain statements contained in, or incorporated by reference in, this report are forward-looking statements and are subject to a variety of risks and uncertainties. Additionally, words such as “seek,” “intend,” “believe,” “plan,” “estimate,” “expect,” “anticipate” and other similar expressions are forward-looking statements. Such forward-looking statements include the

Company’s decision to enter into an agreement to be acquired by JLL, the ability of the Company and JLL to complete the transaction contemplated by the definitive agreement, including the parties’ ability to satisfy the conditions set forth in the Merger Agreement, and the possibility of any termination of the definitive agreement. The forward-looking statements contained in this report are based on our current expectations, and those made at other times will be based on our expectations when the statements are made. Some or all of the results anticipated by these forward-looking statements may not occur. Factors that could cause or contribute to such differences include, but are not limited to, the expected timetable for completing the proposed transaction, the risk and uncertainty in connection with a strategic alternative process, not having sufficient funds to pay the principal due upon conversion of the outstanding notes or to repurchase our outstanding notes, which we may be required to do beginning in August 2009, the impact of the current economic environment, the impact of our indebtedness on our financial condition or results of operations and the terms of our outstanding indebtedness limiting our activities, the impact of the investigation by the Securities and Exchange Commission, our limited insurance coverage in connection with the settled securities class action lawsuit, limited additional coverage for the recently settled derivative actions and associated future legal fees, the potential liability related to the recently filed securities class action lawsuit, the impact of on-going tax audits, our ability to generate new client contracts and maintain our existing clients’ contracts, our evaluation of our backlog and the potential cancellation of contracts, the possibility we under-price our contracts or overrun cost estimates and the effect on our financial results by failure to receive approval for change orders and by delays in documenting change orders, our ability to implement our business strategy, international economic, political and other risks that could negatively affect our results of operations or financial position, changes in outsourcing trends and regulatory requirements affecting the branded pharmaceutical, biotechnology, generic drug and medical device industries, the reduction of expenditures by branded pharmaceutical, biotechnology, generic drug or medical device companies, actions or inspections by regulatory authorities and the impact on our clients’ decisions to not award future contracts to us or to cancel existing contracts, the impact of healthcare reform, the fact that one or a limited number of clients may account for a large percentage of our revenues, the incurrence of significant taxes to repatriate funds, the fluctuation of our operating results from period to period, our assessment of our goodwill valuation, the impact of foreign currency fluctuations, tax law changes in Canada or in other foreign jurisdictions, investigations by governmental authorities regarding our inter-company transfer pricing policies or changes to their laws in a manner that could increase our effective tax rate or otherwise harm our business, our lack of the resources needed to compete effectively with larger competitors, our ability to continue to develop new assay methods for our analytical applications, or if our current assay methods are incorrect, our ability to compete with other entities offering bioanalytical laboratory services, our potential liability when conducting clinical trials, our handling and disposal of medical wastes, failure to comply with applicable governmental regulations, the loss of services of our key personnel and our ability to attract qualified staff, the continued effectiveness and availability of our information technology infrastructure, losses related to our self-insurance of our employees’ healthcare costs in the United States, our ability to attract suitable investigators and volunteers for our clinical trials, the material weaknesses relating to our internal controls, and risks and uncertainties associated with discontinued operations.

     Further information can be found in the Company’s risk factors contained in its Annual Report on Form 10-K for the year ended December 31, 2007 and most recent filings. The Company does not undertake to update the disclosures made herein, and you are urged to read our filings with the Securities and Exchange Commission.

Item 9.01.	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 3, 2009, among JLL PharmaNet Holdings, LLC, PDGI Acquisition Corp. and PharmaNet Development Group, Inc.*

4.1
Amendment No. 1 to Rights Agreement, dated as of February 3, 2009, between PharmaNet Development Group, Inc. and American Stock Transfer & Trust Company (as successor-in-interest to Wachovia Bank, N.A.), as rights agent.

99.1	Press Release dated February 3, 2009.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 3, 2009	By:	/s/ John P. Hamill
		Name:	John P. Hamill
		Title:	EVP and Chief Financial Officer

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